UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2006

TEXOLA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-114995

(Commission File Number)

47-0930829

(IRS Employer Identification No.)

206 – 475 Howe Street, Vancouver, B.C. Canada V6C 2B3

(Address of principal executive offices and Zip Code)

604.685.2300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 7, 2006, we engaged Moore & Associates, CHTD, chartered accountants, as our principal independent accountant with the approval of our company’s board of directors as a result of the resignation of Staley, Okada & Partners, chartered accountants, on December 7, 2006.

Staley, Okada & Partners’ report dated April 10, 2006 on our financial statements for the most recent fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles, except that Staley, Okada & Partners expressed in their report substantial doubt about our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent years ended December 31, 2005 and 2004, and in the subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with Staley, Okada & Partners on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Staley, Okada & Partners, would have caused Staley, Okada & Partners to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years.

During the years ended December 31, 2005 and 2004, and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided Staley, Okada & Partners with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Staley, Okada & Partners dated December 8, 2006 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the two most recent fiscal years, and the subsequent interim period through the date hereof, we have not, nor has any person on our behalf, consulted with Moore & Associates, CHTD, regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Moore & Associates, CHTD, provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B with our former principal independent accountant.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

(c) Exhibits

16.1 Letter from Staley, Okada & Partners

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXOLA ENERGY CORPORATION

By: /s/ Thornton Donaldson

Name: Thornton Donaldson

Title: President, Secretary, Treasurer and Director

Dated: December 8, 2006

CW982721.1